UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

ADEPT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27122 (Commission file number)	94-2900635 (I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA (Address of principal executive offices)	94588 (Zip Code)

Registrant's telephone number, including area code: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

Representatives of Adept Technology, Inc. (the “Company”) will use the attached presentation in various meetings with investors from time to time. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: August 12, 2015	By: /s/ Seth Halio
Seth Halio
Chief Financial Officer